EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (Nos. 333-08437 and 333-95607).

                                            /s/ Arthur Andersen LLP

Phoenix, Arizona,
  March 21, 2000.